Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

3

() See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 4

5

2019 Focus on Growth • Global Service Lines positioning Crawford to be a stronger partner to our clients • Delivering on our growth commitment through the recruitment of experienced, solution based sales people to improve our capabilities • We have announced the creation of a strategic account management approach for top clients • Identifying global accounts of strategic importance which will have an executive sponsor and a global relationship leader • Our goal is to ensure we deliver our full suite of industry leading solutions to our largest clients and deepen relationships at the most strategic levels • This represents a very large, untapped market opportunity 6

Focus on Execution • Investing in new capabilities and solutions to open large market opportunities that we are uniquely positioned to capitalize on • Targeting industries where we expect continued growth and higher loss frequencies • Introducing industry verticals and integrated solutions which we have launched for the construction, hospitality and transportation industries • Launching the industry's first smart water detection and mitigation solution to address escape of water claims - the largest non-weather peril for property insurers • Solutions that provide Crawford a market leading position as well as critical differentiation where we can demonstrate our expertise and drive distinctive business value for our customers. • Developing a complete outsourced claim solution for small and mid-sized carriers where we would serve as our clients internal claims department on an outsourced basis 7

Disciplined Capital Allocation • Focused on improving cash generation and delivering value to our shareholders through disciplined capital allocation • Free cash flows improved by $21.7 million over the prior year period • Repurchased 1.8 million shares of CRD-A and CRD-B during the first quarter at an average cost of $9.13 • Our priorities for capital allocation are investments back into the business, dividends to shareholders, debt repayment, share repurchases and opportunistic M&A • We will continue to remain disciplined in order to maintain our strong balance sheet which provides us a significant competitive advantage 8

9

FIRST QUARTER 2019 FINANCIAL SUMMARY Quarter Ended March 31, March 31, ($ in millions, except per share amounts) 2019 2018 % Change Revenues $247.1 $273.1 (10)% Non-GAAP Revenues excluding GCG business and foreign exchange impacts(1) $252.0 $257.2 (2)% Net Income Attributable to Shareholders of Crawford & Company $6.1 $8.6 (29)% Diluted Earnings per Share CRD-A $0.12 $0.16 (25)% CRD-B $0.10 $0.14 (29)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.12 $0.17 (29)% CRD-B $0.10 $0.15 (33)% Adjusted Operating Earnings (1) $14.8 $19.1 (23)% Adjusted Operating Margin (1) 5.9% 7.4% (150)bps Adjusted EBITDA (1) $21.2 $29.0 (27)% Adjusted EBITDA Margin (1) 8.4% 11.3% (290)bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 10

RECONCILIATION OF NON-GAAP ITEMS Three Months Ended March 31, 2019 Net Income Non-GAAP Attributable to Diluted Diluted Operating Pretax Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 247,058 $ 14,701 $ 8,702 $ 6,109 $ 0.12 $ 0.10 Adjustments: Foreign exchange impacts 4,932 103 103 68 — — Non-GAAP Adjusted $ 251,990 $ 14,804 $ 8,805 $ 6,177 $ 0.12 $ 0.10 Three Months Ended March 31, 2018 Net Income Non-GAAP Attributable to Diluted Diluted Operating Pretax Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 273,104 $ 18,175 $ 12,396 $ 8,569 $ 0.16 $ 0.14 Adjustments: GCG business (1) (15,953) 2,525 2,525 1,718 0.03 0.03 Retained corporate overhead (2) — (1,646) (1,646) (1,120) (0.02) (0.02) Non-GAAP Adjusted $ 257,151 $ 19,054 $ 13,275 $ 9,167 $ 0.17 $ 0.15 (1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018. (2) Overhead allocated to the GCG business that would have been retained at the parent level. 11

CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS Three months ended Operating Results (1Q 2019 v. 1Q 2018) (in thousands, except March 31, March 31, • Revenues of $83.3 million versus $90.4 million percentages) 2019 2018 Variance • Gross profit of $17.1 million versus $17.9 million Revenues $83,319 $90,446 (7.9%) • Gross profit margin of 20.5% versus 19.8% Direct expenses 66,242 72,500 (8.6%) • Operating earnings of $(0.3) million versus $1.1 million Gross profit 17,077 17,946 (4.8%) • Operating earnings margin of (0.4)% versus 1.3% Indirect expenses 17,390 16,801 3.5% Highlights Operating (loss) earnings ($313) $1,145 (127.3%) • Revenues down from 2018 when we experienced $7.1 million in additional revenues from the runoff of 2017 Gross profit margin 20.5% 19.8% 0.7% hurricane activity Operating margin (0.4%) 1.3% (1.7%) • On a constant dollars basis, revenues of $85.6 million • Earnings reflect higher investments to drive incremental Total cases received 119,182 126,669 (5.9%) growth Full time equivalent employees 2,908 3,013 (3.5%) 12

CRAWFORD TPA SOLUTIONS: BROADSPIRE SEGMENT HIGHLIGHTS Three months ended Operating Results (1Q 2019 v. 1Q 2018) Revenues of $97.8 million versus $100.2 million (in thousands, except March 31, March 31, • percentages) 2019 2018 Variance • Gross profit of $25.5 million versus $26.4 million Revenues $97,794 $100,237 (2.4%) • Gross profit margin of 26.0% versus 26.3% Direct expenses 72,331 73,831 (2.0%) • Operating earnings of $6.7 million versus $7.8 million Gross profit 25,463 26,406 (3.6%) • Operating earnings margin of 6.9% versus 7.8% Indirect expenses 18,730 18,579 0.8% Highlights Operating earnings $6,733 $7,827 (14.0%) • Decreases in revenues due to drop in cases received Gross profit margin 26.0% 26.3% (0.3%) • Revenues were negatively impacted by 1% or $1.0 million Operating margin 6.9% 7.8% (0.9%) from foreign currency changes • Strong pipeline of opportunities being pursued Total cases received 201,694 210,233 (4.1%) Full time equivalent employees 3,158 3,082 2.5% 13

CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS

Operating Results (1Q 2019 v. 1Q 2018)

- Revenues of $65.9 million versus $82.4 million
- Gross profit of $22.4 million versus $26.9 million
- Gross profit margin of 34.0% versus 32.6%
- Operating earnings of $12.2 million versus $10.0 million
- Operating margin of 18.5% versus 12.2%

Highlights

- Garden City Group revenues of $16.0 million in the 2018 quarter accounted for nearly all of the decline
- Absent foreign exchange decreases of $1.6 million, revenues would have been $67.5 million
- Growth in GTS service line

	Three months ended		
(in thousands, except percentages)	**March 31, 2019**	March 31, 2018	Variance
Revenues	**$65,945**	$82,421	(20.0%)
Direct expenses	**43,504**	55,563	(21.7%)
Gross profit	**22,441**	26,858	(16.4%)
Indirect expenses	**10,246**	16,834	(39.1%)
Operating earnings	**$12,195**	$10,024	21.7%
Gross profit margin	**34.0%**	32.6%	1.4%
Operating margin	**18.5%**	12.2%	6.3%
Total cases received	**86,387**	86,992	(0.7%)
Full time equivalent employees	**1,496**	1,725	(13.3%)
Non-GAAP Excluding GCG Business			
Revenues	**$65,945**	$66,468	(0.8%)
Direct expenses	**43,504**	43,239	0.6%
Gross profit	**22,441**	23,229	(3.4%)
Indirect expenses	**10,246**	10,680	(4.1%)
Operating earnings	**$12,195**	$12,549	(2.8%)
Gross profit margin	**34.0%**	34.9%	(0.9%)
Operating margin	**18.5%**	18.9%	(0.4%)

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Crawford®

BALANCE SHEET HIGHLIGHTS March 31, December Unaudited ($ in thousands) 2019 31, 2018 Change Cash and cash equivalents $ 49,674 $ 53,119 $ (3,445) Accounts receivable, net 130,842 131,117 (275) Unbilled revenues, net 118,271 108,291 9,980 Total receivables 249,113 239,408 9,705 Goodwill 97,585 96,890 695 Intangible assets arising from business acquisitions, net 82,983 85,023 (2,040) Deferred revenues 54,417 52,674 1,743 Pension liabilities 73,105 74,323 (1,218) Short-term borrowings and current portion of finance leases 31,599 23,284 8,315 Long-term debt, less current portion 178,508 167,126 11,382 Total debt 210,107 190,410 19,697 Total stockholders' equity attributable to Crawford & Company 162,413 171,288 (8,875) Net debt (1) 160,433 137,291 23,142 (1) See Appendix for non-GAAP explanation and reconciliation 15

OPERATING AND FREE CASH FLOW For the three months ended March 31, Unaudited ($ in thousands) 2019 2018 Variance Net Income Attributable to Shareholders of Crawford & Company $ 6,109 $ 8,569 $ (2,460) Depreciation and Other Non-Cash Operating Items 9,037 12,866 (3,829) Billed Receivables Change 1,571 2,848 (1,277) Unbilled Receivables Change (8,361) (20,180) 11,819 Change in Accrued Compensation and 401K (8,960) (11,641) 2,681 Change in Accrued and Prepaid Income Taxes 1,922 4,839 (2,917) Other Working Capital Changes (602) (6,544) 5,942 U.S. and U.K. Pension Contributions (193) (4,381) 4,188 Cash Flows from Operating Activities 523 (13,624) 14,147 Property & Equipment Purchases, net (1,737) (5,141) 3,404 Capitalized Software (internal and external costs) (1,605) (5,717) 4,112 Free Cash Flow(1) $ (2,819) $ (24,482) $ 21,663 (1) See Appendix for non-GAAP explanation and reconciliation 16

SHARE REPURCHASES • During the three months ended March 31, 2019, the Company repurchased 421,427 shares of CRD-A and 1,376,889 shares of CRD-B at an average cost of $9.13 • At March 31, 2019, the Company had remaining authorization to repurchase 427,883 shares under the 2017 Repurchase Authorization 17

2019 GUIDANCE Crawford & Company is reaffirming its guidance for 2019 as follows: YEAR ENDING DECEMBER 31, 2019 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Net income attributable to shareholders of Crawford & Company $46.0 $51.0 million Diluted earnings per share--CRD-A $0.85 $0.95 per share Diluted earnings per share--CRD-B $0.78 $0.88 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million 18

CONCLUSION Looking forward Crawford has four primary objectives for 2019: • Growth: Increasing the velocity of revenue growth through continuous innovation as we work to deliver our goal of achieving 5% revenue growth and 15% earnings growth annually • System Readiness: Prioritizing IT investments across the globe to be at the forefront of innovation and disruption • People Readiness: Attract, develop, engage and retain the caring and capable people who deliver the Company’s mission. Continue to advance employee training and leadership development • Fiscal Responsibility: Focusing on cash generation capabilities and improving the Company’s free cash flow. Maintain prudent expense management and a conservative balance sheet while maximizing our return on capital investment and providing a return to shareholders 19

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APPENDIX: NON-GAAP FINANCIAL INFORMATION Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets and net income or loss attributable to noncontrolling interests. 22

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision and non-cash stock-based compensation expense and excluding the impacts of the GCG business and foreign exchange impact. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Excluding the GCG Business Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the disposed of the GCG business, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 23

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended March 31, 2019	Quarter Ended March 31, 2018	Full Year Guidance 2019 *
Revenues Before Reimbursements			
Total Revenues	$ 256,377	$ 290,387	$ 1,143,000
Reimbursements	(9,319)	(17,283)	(68,000)
Revenues Before Reimbursements	$ 247,058	$ 273,104	$ 1,075,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 187,207	$ 214,902	
Reimbursements	(9,319)	(17,283)	
Costs of Services Provided, Before Reimbursements	$ 177,888	$ 197,619	

Unaudited ($ in thousands)	Quarter Ended March 31, 2019	Quarter Ended March 31, 2018	Full Year Guidance 2019 *
Operating Earnings:			
Crawford Claims Solutions	$ (313)	$ 1,145	
Crawford TPA Solutions: Broadspire	6,733	7,827	
Crawford Specialty Solutions	12,195	10,024	
Unallocated corporate and shared costs and credits, net	(3,914)	(821)	
Consolidated Operating Earnings	14,701	18,175	$ 95,000
Deduct:			
Net corporate interest expense	(2,716)	(2,564)	(10,800)
Stock option expense	(485)	(450)	(2,000)
Amortization expense	(2,798)	(2,765)	(11,200)
Income taxes	(2,933)	(3,966)	(21,600)
Net loss attributable to non-controlling interests and redeemable noncontrolling interests	340	139	(900)
Net Income Attributable to Shareholders of Crawford & Company	$ 6,109	$ 8,569	$ 48,500

** Midpoints of Company's Guidance, issued May 6, 2019*

Crawford®

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RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Full Year March 31, March 31, Guidance Unaudited ($ in thousands) 2019 2018 2019 * Net income attributable to shareholders of Crawford & Company $ 6,109 $ 8,569 $ 48,500 Add: Depreciation and amortization 9,624 11,440 45,700 Stock-based compensation (247) 1,565 8,400 Net corporate interest expense 2,716 2,564 10,800 Income taxes 2,933 3,966 21,600 Foreign exchange impacts 103 — — Removal of the impact of the disposed GCG business — 879 — Adjusted EBITDA $ 21,238 $ 28,983 $ 135,000 * Midpoints of Company's Guidance, issued May 6, 2019 25

RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt March 31, December 31, Unaudited ($ in thousands) 2019 2018 Net Debt Short-term borrowings $ 31,558 $ 23,195 Current installments of capital leases 41 89 Long-term debt and capital leases, less current installments 178,508 167,126 Total debt 210,107 190,410 Less: Cash and cash equivalents 49,674 53,119 Net debt $ 160,433 $ 137,291 26

RECONCILIATION OF NON-GAAP ITEMS (continued) Segment Gross Profit Three months ended March 31, 2019 March 31, 2018 (in thousands) Segment gross profit: Crawford TPA Solutions: Broadspire $ 25,463 $ 26,406 Crawford Claims Solutions 17,077 17,946 Crawford Specialty Solutions 22,441 26,858 Segment gross profit 64,981 71,210 Segment indirect costs: Crawford TPA Solutions: Broadspire (18,730) (18,579) Crawford Claims Solutions (17,390) (16,801) Crawford Specialty Solutions (10,246) (16,834) Unallocated corporate and shared costs, net (3,914) (821) Consolidated operating earnings 14,701 18,175 Net corporate interest expense (2,716) (2,564) Stock option expense (485) (450) Amortization expense (2,798) (2,765) Income taxes (2,933) (3,966) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 340 139 Net income attributable to shareholders of Crawford & Company $ 6,109 $ 8,569 27

NON-GAAP RESULTS FOR CRAWFORD SPECIALTY SOLUTIONS SEGMENT EXCLUDING GCG BUSINESS Three Months Ended March 31, 2019 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 65,945 $ 43,504 $ 22,441 $ 10,246 $ 12,195 Adjustments: — — — — — Crawford Specialty Solutions excluding GCG $ 65,945 $ 43,504 $ 22,441 $ 10,246 $ 12,195 Three Months Ended March 31, 2018 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 82,421 $ 55,563 $ 26,858 $ 16,834 $ 10,024 Adjustments: GCG business (15,953) (12,324) (3,629) (6,154) 2,525 Crawford Specialty Solutions excluding GCG $ 66,468 $ 43,239 $ 23,229 $ 10,680 $ 12,549 28

NON-GAAP RESULTS EXCLUDING GCG BUSINESS IN 2018 AND FOREIGN EXCHANGE IMPACTS IN 2019 Three Months Ended March 31, 2019 Net Income Non-GAAP Attributable Diluted Diluted Operating Pretax to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 247,058 $ 14,701 $ 8,702 $ 6,109 $ 0.12 $ 0.10 Adjustments: Foreign exchange impacts 4,932 103 103 68 — — Non-GAAP Adjusted $ 251,990 $ 14,804 $ 8,805 $ 6,177 $ 0.12 $ 0.10 Three Months Ended March 31, 2018 Net Income Non-GAAP Attributable Diluted Diluted Operating Pretax to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 273,104 $ 18,175 $ 12,396 $ 8,569 $ 0.16 $ 0.14 Adjustments: GCG business (1) (15,953) 2,525 2,525 1,718 0.03 0.03 Retained corporate overhead (2) — (1,646) (1,646) (1,120) (0.02) (0.02) Non-GAAP Adjusted $ 257,151 $ 19,054 $ 13,275 $ 9,167 $ 0.17 $ 0.15 (1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018. (2) Overhead allocated to the GCG business that would have been retained at the parent level. 29